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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2008

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 (Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada

 00-51202

11-2917728

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                        (State or other jurisdiction           (Commission File Number)     (IRS Employer ID No.)

                              of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

NA

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 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On June, 4, 2008, Cordia Prepaid Corp. (“CPC”), a Nevada corporation, entered into an Asset Purchase Agreement with TSI Prepaid, LLC (“Seller”) a Florida Limited Liability, for the purchase of assets utilized to operate as a provider of calling card and other related prepaid services.  The assets include, but are not limited to inventory, fixed assets, intellectual property, billing systems and management information systems, including underlying source code, all rights and title under all contracts and agreements, customer lists, vendor lists and any and all assets necessary to carry out the business of TSI Prepaid, LLC.  The purchase is limited to assets, and CPC did not agree to assume, pay, perform, or discharge any existing or later incurred liabilities of the Seller.  Cordia Prepaid Corp., is the newly formed wholly-owned subsidiary of Cordia Corporation’s (the “Company” and Registrant) majority (80% following completion of this transaction) owned subsidiary CordiaIP Corp.

Total consideration for the transaction is $2,415,100 payable as follows:

1.

500,000 shares of the Company’s restricted common stock;

2.

$250,000 in cash which was paid to Seller on June 5, 2008;

3.

A non-interest bearing sixteen month promissory note from CPC to Seller in the amount of $1,595,000;

4.

An immediately vesting two (2) year option to purchase 200,000 shares of the Company’s common stock with an exercise price of $0.56 which was the market price on the grant date of the option;

5.

13,000,000 shares of common stock of the Company’s wholly-owned subsidiary, CordiaIP Corp., which represents a 20% ownership interest in that entity; and

6.

Forgiveness of debt totaling $405,000 incurred by Seller.

CPC also entered into an employment agreement with Mohammed Markatia, Founder and CEO of TSI Prepaid, LLC to serve as President of CPC.  The employment agreement is for a term of two (2) years with an annual salary of $150,000.  Additional compensation includes a performance bonus, option to purchase 100,000 thousand shares of the Company’s common stock at $0.56 which was the market price on the grant date of the option, and 150,000 shares of the Company’s restricted common stock.  The options and the restricted stock vest over a three year period.

The stock issued as partial consideration was issued to accredited investors, as defined by Rule 501 of Regulation D of the Securities Exchange Act.  Therefore the Company will be filing a Form D in relation to this placement as it believes the placement qualifies for an exemption under Rule 506 of Regulation D.

ITEM 8.01

OTHER EVENTS

On June 5, 2008, the Company issued a press release announcing the completion of an asset purchase with TSI Prepaid, LLC.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                             Asset Purchase Agreement by and among Cordia Prepaid Corp. and TSI Prepaid, LLC

99.2                             Press Release dated June 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                       Cordia Corporation

                                                                                                                        By: /s/ Joel Dupré

Date: June 9, 2008                                                                                          Joel Dupré, Chief Executive Officer,

                                                                                                                         Duly Authorized Officer